Exhibit 99.1

Important Information About this Communication

This communication is not an offer to sell or purchase or an offer to exchange or a solicitation of acceptance of an offer to sell or purchase or offer to exchange. Any such offer or solicitation shall be made solely by means of the prospectus, related letter of transmittal and other offer documents, as described below.

In connection with the commencement of the Exchange Offer by the Company to acquire all of the Company’s outstanding 2.125% Convertible Senior Subordinated Notes due 2024 (the “convertible notes”), issued under that indenture, dated as of November 16, 2004, between the Company and The Bank of New York, as trustee, in exchange for cash and shares of Company common stock, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (which will include a preliminary prospectus), a tender offer statement on Schedule TO and related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the preliminary prospectus, the tender offer statement and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto, when available, because they will contain important information about the Company, the proposed exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The registration statement contains a preliminary prospectus and related transmittal materials that have been mailed to holders of the convertible notes. Investors and security holders may obtain a free copy of the registration statement, preliminary prospectus and transmittal materials, as well as other documents filed by the Company with the SEC, at the SEC’s web site, www.sec.gov. Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the Company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of NCI’s filings with the SEC may also be obtained from the Company’s Investor Relations Department at P.O. Box 692055, Houston, Texas 77269-2055 or by phone at (281) 897-7788.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act. These statements and other statements identified by words such as “guidance,” “potential,” “expect,” “should” and similar expressions are forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are: the occurrence of any event, change or other circumstance that could give rise to the termination of the investment agreement with Clayton, Dubilier & Rice Fund VIII, L.P.; the inability to complete the transactions contemplated by the investment agreement due to failure to satisfy conditions to such transactions (including with respect to the refinancing of the senior credit facility and the convertible notes); the failure of the transactions discussed herein to close for any reason; the outcome of any legal proceedings that may be instituted against the Company and others following the announcement of the investment agreement, the transactions contemplated thereby, including the convertible notes exchange offer; risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention; industry cyclicality and seasonality and adverse weather conditions; ability to service the Company’s debt; fluctuations in customer demand and other patterns; raw material pricing and supply; competitive activity and pricing pressure; general economic conditions affecting the construction industry; the current financial crisis and U.S. recession; changes in laws or regulations; the volatility of the Company’s stock price; the potential dilution associated with the convertible notes exchange offer; the Company’s ability to comply with the financial tests and covenants in its existing and future debt obligations; the significant demands on the Company’s liquidity while current economic and credit conditions are severely affecting its operations; and the uncertainty surrounding the transactions described herein, including the Company’s ability to retain employees, customers and vendors. Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 2, 2008, and the section titled “Risk Factors” in Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 10, 2009 each identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

NCI Building Systems Lender Presentation September 2009

Safe Harbor

Some comments made in this presentation are “forward-looking” statements, as defined in the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are the occurrence of any event, change or other circumstance that could give rise to the termination of the Investment Agreement; the inability to complete transactions contemplated by the Investment
Agreement due to failure to satisfy conditions to such transactions (including with respect to the refinancing of the senior secured credit facility and the Convertible Notes); the failure of the Preferred Stock Investment or refinancing transactions discussed herein to close for any reason; the outcome of any legal proceedings that may be instituted against the Company and others following the announcement of the Investment Agreement; the transactions contemplated by the Investment
Agreement, including the Convertible Notes exchange offer; risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention; the uncertainty surrounding the Preferred Stock Investment or refinancing transactions described herein, including the Company’s ability to retain employees, customers and vendors;
industry cyclicality and seasonality and adverse weather conditions; fluctuations in customer demand; raw material pricing and supply; the financial condition of the company’s raw material suppliers; competitive activity and pricing pressure; ability to make strategic acquisitions accretive to earnings; general economic conditions affecting the construction industry; and
ability to service or refinance the company’s debt; current financial crisis and U.S. recession; changes in laws or regulations;
costs and other effects of legal and administrative proceedings, settlement, investigations, claims and other matters; the volatility of the Company’s stock price; the potential dilution associated with the Preferred Stock Investment and the
Convertible Notes exchange offer; the Company’s ability to comply with the financial tests and covenants in its existing and future debt obligations; and the significant demands on the Company’s liquidity while current economic and credit conditions are severely affecting its operations. Investors should refer to statements regularly filed by the Company with the Securities and Exchange Commission for a discussion of additional factors which could affect the company’s operations and forward-
looking statements made in this presentation. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.

I. Executive Summary II. CD&R Overview III. Business Update IV. Financial Overview V. Closing Considerations VI. Recapitalization and Amendment Overview VII. Wrap Up / Q&A Table of Contents 3

Today’s Presenters

Norman C. Chambers
Chairman, President & CEO
•
CEO since 2007
•
President Since 2004
•
6 years with NCI
Mark E. Johnson
Chief Financial Officer
•
CFO since 2008
•
Former Chief Accounting Officer
•
3 years with NCI
Nathan Sleeper
Partner
•
9 years with Clayton, Dubilier & Rice, Inc.
NCI Building Systems, Inc.
Clayton, Dubilier & Rice, Inc.

Executive Summary Norman C. Chambers Chairman, President & CEO

Executive Summary

•
NCI Building Systems, Inc. (“NCI” or the “Company”) is meeting with its lenders to discuss the final steps in its recapitalization process
•
Principal objectives for today’s discussion are as follows:
–
Review proposed $143 million pay down and Term Loan amendment in connection with the proposed $250 million equity investment transaction with a fund (the “CD&R Fund”) managed by Clayton, Dubilier & Rice, Inc. (“CD&R” or the “Sponsor”)
–
Provide an update on NCI’s business and recent financial performance
•
The Company has a fundamentally sound business, but it has been facing unprecedented pressure due to macroeconomic conditions and its near-term debt payment/repurchase obligations
1
•
NCI continues to proactively respond to these challenging conditions and has already “right sized” its expense base to meet current demand for its products
–
Specifically, NCI has implemented three phases of cost reductions, reducing total headcount by nearly 40% and decreasing manufacturing facilities from 43 to 32, resulting in annual fixed cost savings of over $121 million
–
As a result of these cost reduction programs and continued pricing discipline, the Company reported a profitable fiscal third quarter ended August 2, 2009
•
The Company has also addressed its balance sheet maturities
1
by signing a definitive agreement with
the CD&R Fund for a $250 million equity investment to recapitalize the Company
–
Under the terms of this agreement, the Company will issue the CD&R Fund Convertible Participating Preferred
Shares (68.5% ownership position on an as-converted, pro forma basis) in return for the $250 million investment
–
These investment proceeds will be used with a portion of available cash to repay/redeem approximately $323 million of NCI’s existing debt
1 The existing $293.3 million Term Loan B matures on June 18, 2010 and would be in violation of debt covenants without the waiver that currently extends through November 6, 2009. Holders of the Company’s $180 million 2.125% Senior Subordinated Convertible Notes (the “Notes”) have a put option exercisable on November 15, 2009 which can be expected to be exercised if stock is trading below $40.14 per share (current stock price is in the range of $2.00 - $4.50)

•
NCI is requesting an amendment to the existing Term Loan credit agreement to permit CD&R’s equity investment, which will provide lenders with significant benefits and the Company with the flexibility to manage through the current market conditions and execute on the long-term business plan
–
The revised terms of the Amended and Restated Term Loan B are intended to provide lenders with a substantial, immediate pay down and significant incremental value while meeting the Sponsor’s equity investment requirements
–
With the participation of all existing Term Loan B lenders, NCI will be able to take the steps necessary to establish a capital structure that will sustain the Company through the current business cycle
•
The Company recognizes the importance of this transaction and strongly believes that this will result in the best outcome
•
The partnership with CD&R provides financial and operating support for the business and validates the
Company, the management team and its business plan
•
CD&R’s investment is expressly contingent upon a satisfactory, comprehensive solution to NCI’s debt structure that enables the Company to manage through the cyclical downturn and position itself for growth upon an economic recovery
•
NCI is working to close on CD&R’s investment and its overall balance sheet restructuring out of court
–
However, the Company is also requesting that lenders vote in favor of an in-court restructuring plan through which the Company would seek to effect the CD&R investment if the conditions to complete the out-of-court restructuring are not met
Executive Summary (cont’d)
The proposed transaction provides lenders with an immediate and substantial par pay down and the best opportunity to receive a full recovery on their commitments

CD&R Overview Nathan Sleeper, Partner Clayton, Dubilier & Rice

Culligan

Exova
Testing
Advising
Assuring

HD SUPPLY

Hertz

Rexel
ELECTRICAL SUPPLIES

SALLY BEAUTY HOLDINGS, INC.

ServiceMASTER
Family of Brands

US FOODSERVICE

VWR INTERNATIONAL

CD&R Overview

•
Founded in 1978, CD&R is one of the most experienced firms in the private equity community
•
CD&R has managed the investment of over $12 billion in 43 businesses representing a broad range of industries with aggregate transaction values of approximately $70 billion and cumulative revenues of over $100 billion
•
The firm is distinguished by its integrated operational and financial approach to private equity investing and seeks investments in which CD&R’s particular skill set, working in partnership with management, can create lasting value
•
As with all CD&R investments, one of the Firm’s operating partners, Jim Berges, will have a lead role on the NCI Board and will work with the management team to add value to the Company’s strategic and operating initiatives
•
Jim Berges has significant prior industrial experience through his tenure at Emerson Electric and GE
•
Selected recent CD&R investments include:

Business Update Norman C. Chambers Chairman, President & CEO

NCI’s Strategic Positioning

Leading Market
Positions and Strong
Brands
Efficient Distribution
Model
High Volume Producer
with Flexible Cost
Structure
Integrated Business
Model Well Positioned
for Growth
Motivated and
Experienced
Management Team
•
Leading market positions in all operating segments
•
High quality, well respected stable of brands marketed through a broad network of builders and distributors
•
Large variety of products and services
•
Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end market applications and customer concentration
•
32 manufacturing plants located throughout North America operated in an efficient
“hub-and-spoke” network
•
Places manufacturing and distribution operations closer to customers
•
Affiliated builder network and architectural relationships provide substantial and extended channels to market
•
Each segment uses same type of steel
•
Ability to receive contract pricing without long-term contracts
•
Significant ability to flex manufacturing infrastructure and ESG&A levels in response to changes in volume
•
Vertically integrated producer enabling faster turnaround times – majority of orders are completed in 1 – 3 months
•
Positioned to capitalize on material conversion trends and green initiative
•
Actively pursuing market leading initiatives
•
Significant operating expertise
•
Management averages 17 years of experience in the metal building manufacturing industry
•
Proven ability to capitalize on growth opportunities in a good environment and to execute cost reduction initiatives in a weak demand environment

2.00
1.95
1.90
1.85
1.80
1.75
1.70
1.65
1.60
1.55
1.50
1.45
1.40
1.35
1.30
1.25
1.20
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Operating Income and Adjusted EBITDA

With U.S. Non-Residential Activity
Adjusted EBITDA
Operating Income a
a
Before Goodwill Amortization for fiscal years 1999-2001
U.S. Non-Residential Activity
Source for U.S. Non-Residential Activity:  McGraw-Hill
(in billions of
Square feet)
(in millions)

CRU Steel Price Index
280
270
260
250
240
230
220
210
200
190
180
170
160
150
140
130
120
110
100
90
80
70
60
50
$280
$270
$260
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Operating Income and Adjusted EBITDA with Steel Pricing

Adjusted EBITDA
Operating Income a
CRU Steel
Price Index
(in millions)
a
Before Goodwill Amortization for fiscal years 1999-2001
The CRU North American Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately two months. To better align with NCI’s fiscal year, the values shown are from October of each year. (1994 Index = 100)

Non-Residential Construction Activity
Non-Residential Market Curve
936
1,405
1,867
800
1,000
1,200
1,400
1,600
1,800
Growth
Rate:
'67 '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
McGraw-Hill Linear (McGraw-Hill)

Aug-94
Feb-95
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09

15 Steel Pricing 66 269 178 115 0 50 100 150 200 250 300 CRU North America Steel Price Index

•
NCI implemented three phases of cost reductions between Q4 2008 and Q3 2009 that included the following:
–
Total headcount was reduced by nearly 40% and manufacturing facilities decreased from 43 to
32 with a transition of work to the most efficient operations
–
Overlapping and less efficient operations have been eliminated
–
NCI is utilizing more automation and lean manufacturing tools
–
Short-term idling of select operations
–
Minimal capital spending, only continuing projects involving strategic initiatives
•
Cost reductions of over $121 million are 95% complete
•
Reductions and changes will not impact the Company’s ability to respond to an improving market
–
State of the art insulated panel manufacturing plant in Mississippi continues to be developed on schedule and is expected to be operational before the end of calendar year 2009
–
2009 capex expected to be approximately $23 million (prior year’s budget was ~$35 million)
Strategic Initiatives / Cost Reductions

All NCI Manufacturing Facilities - FY 2008
Manufacturing Plants
NCI Metal Coil Coating - 5
NCI Metal Components - 22
NCI Engineered Building Systems - 16
43 Total Manufacturing Facilities

Facility Reduction Summary 17

Facility Reduction Summary (cont’d)

NCI Manufacturing Plants After Reductions
32 Total Manufacturing Facilities
NCI Metal Coil Coating - 5
NCI Engineered Building Systems - 9
Manufacturing Plants
NCI Metal Components - 18

Financial Overview Mark E. Johnson Chief Financial Officer

Historical Financial Summary
Historical Financial Summary

($ in millions) Fiscal Year LTM
2003 2004 2005 2006 2007 2008 8/2/2009
Revenue $898.2 $1,084.9 $1,130.1 $1,571.2 $1,625.1 $1,764.2 $1,232.5
% Growth (5.8%) 20.8% 4.2% 39.0% 3.4% 8.6% n/a
COGS 700.6 822.7 850.7 1,187.2 1,221.5 1,325.6 999.5
Gross Profit 197.5 262.1 279.4 384.0 403.6 438.5 233.0
% Margin 22.0% 24.2% 24.7% 24.4% 24.8% 24.9% 18.9%
Adjusted EBITDA (a) $84.0 $128.4 $142.4 $181.2 $176.7 $200.9 $36.1
% Margin 9.3% 11.8% 12.6% 11.5% 10.9% 11.4% 2.9%
Backlog 169.0 153.1 207.2 379.0 451.9 332.4 285.4
Cash 14.2 8.2 200.7 25.0 75.1 68.2 105.4
Senior Secured Debt 123.8 216.7 193.0 315.0 315.0 293.3 293.3
Subordinated / Unsecured Debt 125.0 0.0 180.0 180.0 180.0 180.0 180.0
Other Debt 0.0 0.0 0.0 3.0 2.0 1.1 0.4
Total Debt 248.8 216.7 373.0 498.0 497.0 474.4 473.7
Book Equity 331.8 401.2 444.1 498.4 539.7 623.8 (18.2)
Total Book Capitalization $580.5 $617.9 $817.1 $996.4 $1,036.7 $1,098.2 $455.5
Key Credit Statistics:
Senior Secured Leverage 1.5x 1.7x 1.4x 1.7x 1.8x 1.5x 8.1x
Total Leverage 3.0x 1.7x 2.6x 2.7x 2.8x 2.4x 13.1x
Total Debt / Book Capitalization 42.9% 35.1% 45.6% 50.0% 47.9% 43.2% 104.0%
(a) Adjusted EBITDA is a non-GAAP financial measure that is calculated based on the terms contained in NCI's senior credit agreement at the respective dates presented herein.  Adjusted EBITDA excludes charges for goodwill and other asset impairments, lower of cost or market charges along with subsequently realized losses and stock compensation.  The Company is disclosing adjusted EBITDA, which is a non-GAAP measure because it is used by management and provided to investors to provide comparability of underlying operational results.

Recent Financial Performance

•
NCI returned to profitability in Q3 2009 by reporting quarterly sales of $238.4 million, up
6.1% sequentially from sales of $224.7 million in Q2 2009 but down 50.1% from the
$477.6 million reported for Q3 2008
–
Despite the year-over-year decline in sales, the Company’s gross profit margins continued to expand from 13.9% in Q2 2009 to 25.6% in Q3 2009 due to pricing discipline and reduced costs
–
Selling, general and administrative expenses declined 9.2% sequentially and 31.9% from Q3
2008 due to the Company’s cost reduction programs
–
Each of the Company’s business segments reported operating profits in Q3 2009, highlighting the strength of NCI’s market position and the efficiency of its integrated business model
–
Annualized inventory turnover was 8.3x for Q3 2009, compared to 5.3x in Q2 2009 and 7.4x in
Q3 2008
•
The Company generated net cash from operating activities of approximately $35.3 million in Q3 2009, which contributed to the end of quarter cash balance of $105.4 million
•
NCI’s Buildings group backlog was $285.4 million at August 2, 2009, an increase over the Q2 2009 backlog on a steel price-adjusted basis
As a result of cost reduction programs and continued pricing discipline, the
Company reported a profitable Q3 2009 and generated over $35 million in cash flow

Cost Reduction Summary

Cost Reduction Summary
($ 000s)
Cost Reduction Headcount Reduction
Fixed Direct Variable Total Cost % of
Costs Costs
(1)
Savings % Change Number Total
By Segment
Buildings ($88,205) ($402,473) ($490,678) (51.1%) 1,530 41.8%
Components (23,016) (188,524) (211,540) (40.8%) 547 36.7%
Coaters (2,321) (29,745) (32,066) (47.5%) 40 10.3%
Corporate (7,703) (7,019) (14,722) (22.8%) 61 25.3%
Total ($121,245) ($627,761) ($749,006) (46.5%) 2,178 37.7%
By Cost Line Item
Cost of Goods ($71,250) ($583,173) ($654,423) (49.4%) 1,619 43.3%
Engineering (19,004) (4,078) (23,082) (42.8%) 217 33.0%
SG&A (30,991) (40,510) (71,501) (31.0%) 342 24.7%
Total ($121,245) ($627,761) ($749,006) (46.5%) 2,178 37.7%
(1)
Direct variable costs include such items as Bonus, Commission, Materials, etc that will vary based on NCI's performance without any other action

Business Plan Overview
•
The attached model output reflects management’s projections for fiscal years 2009 through 2012
–
The projections incorporate CD&R’s equity investment and the overall balance sheet restructuring
•
NCI made the following assumptions to generate its financial projections:
–
Revenue:  Calculated based on forecasted volume of product shipped multiplied by expected sales prices.  The Company’s forecast of non-residential construction activity is similar to the
McGraw-Hill 3Q 2009 non-residential construction forecast as measured in square feet, which projects construction starts measured in square feet to change by -34.8%, -3.3%, +18.4% and
+29.4% in 2009, 2010, 2011 and 2012, respectively
–
Gross Profit:  Calculated based on estimated raw material input costs, expected levels of plant capacity utilization and expected mark-ups over material cost inputs.  Steel costs in 2010 are projected to remain consistent with the average cost incurred in the last half of 2009; steel costs for 2011 and 2012 are projected to be moderately higher than those experienced in 2010 based on expected steel demand increases
–
Selling, General, and Administrative Expenses: Calculated based on historical expense structures after giving effect to cost reduction initiatives that were completed during 2009
–
Interest and Other Expense, Net:  Calculated based on the terms of the amended credit agreement and ABL credit agreement as presented in this presentation
•
As a result, revenue and Adjusted EBITDA are projected to decrease by 46%, and 82%
in 2009, respectively, before beginning to recover in fiscal year 2011

Projected Financial Results – Income Statement
Income Statement Projections
($ in thousands)
Total Total Total Total
FY2009 FY2010 FY2011 FY2012
Sales (External) $961 $861 $1,084 $1,331
Growth (%) (45.5%) (10.4%) 25.9% 22.8%
Cost of sales 800 671 832 996
Gross Profit $161 $190 $252 $335
Gross Profit (%) 16.8% 22.1% 23.2% 25.2%
SG&A Costs $221 $189 $215 $242
Goodwill and other intangible asset impairment 623 - - -
Restructuring charge 8 - - -
Total Operating Expenses $852 $189 $215 $242
Operating Expenses (%) 88.7% 22.0% 19.8% 18.2%
Operating Income ($691) $1 $37 $93
Operating Income (%) (71.9%) 0.1% 3.4% 7.0%
Interest income (expense), net (22) (16) (13) (13)
Debt extinguishment and refinancing costs (a) (103) - - -
Other Income/(Expense) 1 1 1 1
Earnings Before Tax ($815) ($14) $25 $81
Income Tax 57 6 (9) (31)
Net Income ($758) ($8) $16 $50
Depreciation/Amortization 33 29 31 29
Stock Compensation 16 5 5 5
Interest & Taxes 68 10 21 43
Restructuring Charges 14
Goodwill Impairment 623
LCM Inventory Reserve 40
Adjusted EBITDA (b) $36 $36 $73 $127
(a) The loss on debt restructuring is highly dependent on the Company's stock price at the date of close. This estimate was based on the Company's stock price of $2.61 near the time of the S-4 filing date. While primarily a non-cash charge, the amount is likely to vary significantly based on fluctuations in the Company's stock price between now and the date of close.
(b) Adjusted EBITDA is a non-GAAP financial measure that is calculated based on the terms contained in the proposed amended senior credit agreement.
Adjusted EBITDA excludes charges for goodwill and other asset impairments, lower of cost or market charges along with subsequently realized losses and stock compensation.
The Company is disclosing adjusted EBITDA, which is a non-GAAP measure because it is used by management and provided to investors to provide comparability of underlying operational results.

Closing Considerations Norman C. Chambers Chairman, President and CEO

Closing Considerations

•
NCI continues to proactively respond to challenging market conditions and downward pressure on its business brought on by the economic downturn
–
The Company has “right sized” its expense base to meet current demand for its products
–
The Company is also proactively addressing its capital structure and liquidity needs
–
After many months of exploring a broad range of solutions, management, with the support of the Board of Directors, is confident it has found the best solution to help the Company continue to navigate through an extremely difficult macroeconomic environment
•
CD&R’s $250 million equity investment provides NCI with the ability to manage through the cyclical downturn and create long-term value for all constituencies
With the participation of all existing Term Loan B lenders, NCI will be able to take the necessary steps to establish a capital structure that will sustain the Company through the current business cycle and grow once the economy recovers

Recapitalization and Amendment Overview Richard Bosek, Managing Director Wells Fargo Securities

•
Management signed a definitive agreement with the CD&R Fund for a $250 million equity investment in the Company through the purchase of newly issued Convertible Participating Preferred Shares
•
In addition, NCI is in the final stages of concluding an agreement for a new 5-year, $125 million asset-based revolving credit facility
(the “ABL Revolver”)
•
The Company intends to use the proceeds of the equity investment to:
–
Repay $143.3 million of existing Term Loan B at par
–
Redeem its existing Notes with a combination of cash and equity via an exchange offer
•
For each $1,000 note, the Company is offering a combination of $500 in cash and 390 shares of NCI common stock
•
The exchange offer launched on September 10, 2009 via an S-4 Registration Statement
–
At the close of the transaction, NCI anticipates having approximately $63 million of cash on its balance sheet
•
As part of the recapitalization, the Company is offering a 200 bps consent/amendment fee and requesting that lenders agree to modify certain terms of the existing credit agreement to include:
–
Reset initial pricing on the Amended and Restated Term Loan B to L + 500 bps with a LIBOR floor of 2.00%; additional step-
ups to pricing provided if the Company does not meet a specific amortization schedule
–
Extend the maturity of the Amended and Restated Term Loan B to five years from the closing date of the transaction
–
Subordinate existing liens on the working capital assets to allow for the new ABL Revolver
–
Modify other terms as outlined in the Summary Terms & Conditions attached herein
Recapitalization and Amendment Overview
CD&R’s investment and the ABL Revolver are conditioned upon successfully refinancing the Term Loan and completing the overall balance sheet restructuring

Sources and Uses / Pro Forma Capitalization

Sources & Uses
Pro Forma Capitalization
($ in millions)
Pro Forma Cumulative
Capitalization Multiple of
$ %
EBITDA ¹
Cash $63.1
$125 million ABL Revolver ²
$0.0 0.0%
Amended and Restated Term Loan B 150.0 35.9%
Total Senior Secured Debt 150.0 35.9% 4.2x
Other Debt 0.4 0.1%
Total Debt 150.4 36.0% 4.2x
Series B Convertible Preferred Stock ³
212.6 50.9%
Total Stockholders' Equity 54.5 13.1%
Total Capitalization $417.5 100.0%
1
Based on LTM 8/2/09 Adjusted EBITDA of: $36.1
2
Excludes approximately $12.4 million outstanding Letters of Credit
3
Net of certain transaction costs and derivative liability related to default dividends rates
($ in millions)
Sources Uses
Cash and Other Sources $42.3 Paydown of Term Loan B $143.3
Series B Convertible Preferred Stock 250.0 Repay Convertible Notes 90.0
Estimated Fees and Expenses 59.0
Total Sources $292.3 Total Uses $292.3

Summary Terms & Conditions

Borrower: NCI Building Systems, Inc. (the “Borrower”)
Guarantors: All existing and future, direct and indirect, wholly-owned material domestic subsidiaries
Facilities: $150 million Term Loan B (the “Term Loan”)
Initial Pricing: L + 500 bps
- LIBOR floor of 2.00%
- Offer 200 bps consent / amendment fee
Pricing Step-up
Mechanism:
Beginning with fiscal Q2 2012, the pricing on the Term Loan will increase by 25 basis points on the first day of each fiscal quarter of the Borrower unless the aggregate principal amount of the
Term Loan has been reduced by $3.75 million
- All previous term loan payments, other than the scheduled 1% amortization payments, are credited for this purpose
Maturity Date: 5 years from the closing of the transaction
Amortization: 1% / 1% / 1% / 1% / 96%
Security: 1
st
priority security interest in substantially all of the material Property, Plant and Equipment of the Borrower and Guarantors and substantially all other assets of the Borrower not encumbered by a 1st priority security interest from the ABL Revolver (subject in each case to usual and customary carve-outs); 2nd priority security interest in all assets in which the ABL Revolver maintains a 1st priority security interest
Amended and Restated Term Loan B

Summary Terms & Conditions

Financial Covenant:
Covenant Cure: The Company has the option to waive the application of a quarterly covenant calculation with a voluntary term loan amortization payment of $3.75 million paid by the last day on which the financial statements for such period are required to be delivered
- All previous term loan payments, other than the scheduled 1% amortization payments, are credited for this purpose
Mandatory Prepayments: Including but not limited to:
- Annual Excess Cash Flow Sweep:
- 50% if Consolidated Leverage Ratio > 4.0x
- 0% if Consolidated Leverage Ratio < 4.0x
- 100% of permitted issuances of Senior Notes
- 50% of subordinated indebtedness
- 100% of Asset Sales or Recovery Events subject to reinvestment provisions
Amended and Restated Term Loan B (cont’d)
Four Fiscal Quarter Period Ending Consolidated Leverage Ratio
October 30, 2011 5.00x
January 29, 2012 4.75x
April 29, 2012 4.50x
July 29, 2012 4.25x
October 28, 2012 4.00x
January 27, 2013 3.875x
April 28, 2013 3.75x
July 28, 2013 3.625x
3.50x November 3, 2013 and each fiscal
quarter end date thereafter

Negative Covenants: Including but not limited to the following:
Limitations on Indebtedness:
- So long as Consolidated Leverage Ratio < 4.0x:
- Up to $50 million in incremental term loans
- Permitted senior notes subject to 100% mandatory prepayment
- Permitted subordinated debt subject to 50% mandatory prepayment
- Maximum indebtedness pursuant to ABL (including letters of credit not cash collateralized) of $100 million
Limitations on Restricted Payments:
- After the fiscal year ended October 31, 2010, so long as Consolidated Leverage
Ratio < 4.0x, cash pay on convertible preferred stock permitted
- Other permitted Restricted Payments
Conditions Precedent
to Closing: Including but not limited to:
- Closing and funding CD&R’s equity investment
- Successful redemption or retirement of the tendered Notes
- Minimum $125 million of commitments to the ABL Revolver
- Lenders receive prepayment of no less than approximately $143 million principal amount of the Term Loan outstanding together with accrued and unpaid interest
- Other customary conditions
Summary Terms & Conditions
Amended and Restated Term Loan B (cont’d)
The Company is requesting that all lenders participate on a pro rata basis

•
The Company is proposing to effect its financial restructuring through one of two approaches:
–
An out-of-court restructuring (the “Recapitalization Plan”), which consists of the proposed equity investment, the new $125 million ABL Revolver, a $150 million Amended and Restated Term Loan B, and the exchange offer for the Notes, OR
–
An in-court financial restructuring (the “Prepackaged Plan”) through which the Company would seek to accomplish the results contemplated by the Recapitalization Plan through the effectiveness of a prepackaged plan of bankruptcy
•
The Company is seeking approval of the proposed credit agreement as well as votes in favor of the
Prepackaged Plan to the extent that the Company is unable to achieve the following affirmative votes for the Recapitalization Plan
–
100% of the lenders to the existing Term Loan B
–
95% of the holders of the Notes
•
For the Prepackaged Plan to be confirmed by the bankruptcy court, each class of claims must vote to accept the Prepackaged Plan
–
Each class of claims is deemed to accept the plan if the holders of at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the claims in the applicable class who actually cast ballots vote to accept the prepackaged plan
•
The Company has entered into a lock-up and voting agreement (the “Lock-up Agreement”) with the holders of over 79% of the aggregate principal amount of the Company’s Notes, in which these holders have agreed to tender their notes in the exchange offer
–
Additionally, holders who entered into the Lock-up Agreement agreed to support the proposed Amended and
Restated Term Loan B to the extent that they own a portion of the existing Term Loan B
Recapitalization and Amendment Summary

Timeline
Key Events
Event: Date:
Bank Meeting 9/15/2009
Lender Signature Pages Due 9/29/2009
Expiration of Exchange Offer 10/7/2009
September October
S M T W T F S S M T W T F S
1 2 3 4 5 1 2 3
6 7 8 9 10 11 12 4 5 6 7 8 9 10
13 14 15 16 17 18 19 11 12 13 14 15 16 17
20 21 22 23 24 25 26 18 19 20 21 22 23 24
27 28 29 30 25 26 27 28 29 30 31
Denotes Key Timeline Event Denotes Holiday
2009 2009

Wrap Up / Q&A

NCI Building Systems, Inc. 10943 N. Sam Houston Parkway West Houston, Texas 77064 281.897.7788 NYSE Symbol: NCS www.ncilp.com